Exhibit 99.2

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT	3Q20

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income, Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
EOP Loans	20
Consumer Loan Delinquencies and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses on Loans and Unfunded Lending Commitments	23 - 24
Components of Provision for Credit Losses on Loans	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

	3Q	4Q	1Q	2Q	3Q	3Q20 Increase/ (Decrease) from		Nine Months	Nine Months	YTD 2020 vs. YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Total revenues, net of interest expense	$18,574	$18,378	$20,731	$19,766	$17,302	(12%)	(7%)	$55,908	$57,799	3%
Total operating expenses	10,464	10,454	10,594	10,415	10,964	5%	5%	31,548	31,973	1%
Net credit losses (NCLs)	1,913	1,944	2,108	2,206	1,919	(13%)	-	5,824	6,233	7%
Credit reserve build / (release) for loans	149	179	4,336	5,490	(110)	NM	NM	271	9,716	NM
Provision / (release) for unfunded lending commitments	9	74	557	113	424	NM	NM	18	1,094	NM
Provisions for benefits and claims, HTM debt securities and other assets	17	25	26	94	29	(69%)	71%	48	149	NM
Provisions for credit losses and for benefits and claims	2,088	2,222	7,027	7,903	2,262	(71%)	8%	6,161	17,192	NM
Income from continuing operations before income taxes	6,022	5,702	3,110	1,448	4,076	NM	(32%)	18,199	8,634	(53%)
Income taxes(1)	1,079	703	576	131	815	NM	(24%)	3,727	1,522	(59%)
Income from continuing operations	4,943	4,999	2,534	1,317	3,261	NM	(34%)	14,472	7,112	(51%)
Income (loss) from discontinued operations, net of taxes	(15)	(4)	(18)	(1)	(7)	NM	53%	-	(26)	NM
Net income before noncontrolling interests	4,928	4,995	2,516	1,316	3,254	NM	(34%)	14,472	7,086	(51%)
Net income (loss) attributable to noncontrolling interests	15	16	(6)	-	24	NM	60%	50	18	(64%)
Citigroup's net income	$4,913	$4,979	$2,522	$1,316	$3,230	NM	(34%)	$14,422	$7,068	(51%)

Diluted earnings per share:
Income from continuing operations	$2.08	$2.15	$1.06	$0.51	$1.40	NM	(33%)	$5.89	$2.97	(50%)
Citigroup's net income	$2.07	$2.15	$1.05	$0.50	$1.40	NM	(32%)	$5.89	$2.96	(50%)
Shares (in millions):
Average basic	2,220.8	2,149.4	2,097.9	2,081.7	2,081.8	-	(6%)	2,282.4	2,087.1	(9%)
Average diluted	2,237.1	2,166.8	2,113.7	2,084.3	2,094.3	-	(6%)	2,298.2	2,100.1	(9%)
Common shares outstanding, at period end	2,183.2	2,114.1	2,081.8	2,081.9	2,082.0	-	(5%)

Preferred dividends	$254	$296	$291	$253	$284	12%	12%	$812	$828	2%

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$4,647	$4,653	$2,228	$1,053	$2,935	NM	(37%)	$13,522	$6,216	(54%)
Citigroup's net income	$4,632	$4,649	$2,210	$1,052	$2,928	NM	(37%)	$13,522	$6,190	(54%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$4,656	$4,661	$2,235	$1,053	$2,942	NM	(37%)	$13,546	$6,237	(54%)
Citigroup's net income	$4,641	$4,657	$2,217	$1,052	$2,935	NM	(37%)	$13,546	$6,211	(54%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(2)(3)(4)	11.58%	11.81%	11.17%	11.59%	11.8%
Tier 1 Capital ratio(2)(3)(4)	13.20%	13.36%	12.61%	13.08%	13.3%
Total Capital ratio(2)(3)(4)	16.07%	15.97%	15.06%	15.56%	15.7%
Supplementary Leverage ratio (SLR)(3)(4)(5)	6.27%	6.21%	5.97%	6.66%	6.8%
Return on average assets	0.97%	0.99%	0.49%	0.23%	0.57%			0.98%	0.43%
Return on average common equity	10.4%	10.6%	5.2%	2.4%	6.7%			10.2%	4.8%
Efficiency ratio (total operating expenses/total revenues, net)	56.3%	56.9%	51.1%	52.7%	63.4%			56.4%	55.3%

Balance sheet data (in billions of dollars, except per share amounts)(3):
Total assets	$2,014.8	$1,951.2	$2,219.8	$2,232.7	$2,234.5	-	11%
Total average assets	2,000.1	1,996.6	2,079.7	2,266.6	2,259.4	-	13%	$1,972.9	$2,201.9	12%
Total deposits	1,087.8	1,070.6	1,184.9	1,233.7	1,262.6	2%	16%
Citigroup's stockholders' equity	196.4	193.2	192.3	191.6	193.9	1%	(1%)
Book value per share	81.02	82.90	83.75	83.41	84.48	1%	4%
Tangible book value per share(6)	69.03	70.39	71.52	71.15	71.95	1%	4%

Direct staff (in thousands)	199	200	201	204	209	2%	5%

(1)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its deferred tax assets (DTAs). 3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(2)	Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Advanced Approaches framework as of March 31, 2020 and all subsequent periods, and the U.S. Basel III Standardized Approach framework for all prior periods presented, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework for all periods presented. The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.
(3)	September 30, 2020 is preliminary.
(4)	Citi has elected to apply the modified transition provision related to the impact of the CECL accounting standard on regulatory capital, as provided by the U.S. banking agencies' September 2020 final rule (which is substantively unchanged from the March 2020 interim final rule). For additional information, see "Capital Resources" in Citi's First Quarter of 2020 Form 10-Q.
(5)	For the composition of Citi's SLR, see page 27.
(6)	Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note: Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	3Q	4Q	1Q	2Q	3Q	3Q20 Increase/ (Decrease) from		Nine Months	Nine Months	YTD 2020 vs. YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Revenues
Interest revenue	$19,177	$18,545	$17,139	$14,589	$13,314	(9%)	(31%)	$57,965	$45,042	(22%)
Interest expense	7,536	6,548	5,647	3,509	2,821	(20%)	(63%)	22,615	11,977	(47%)
Net interest revenue	11,641	11,997	11,492	11,080	10,493	(5%)	(10%)	35,350	33,065	(6%)

Commissions and fees	2,906	3,033	3,021	2,933	2,753	(6%)	(5%)	8,713	8,707	-
Principal transactions	2,802	1,412	5,261	4,157	2,508	(40%)	(10%)	7,480	11,926	59%
Administrative and other fiduciary fees	880	823	854	819	892	9%	1%	2,588	2,565	(1%)
Realized gains (losses) on investments	361	515	432	748	304	(59%)	(16%)	959	1,484	55%
Impairment losses on investments and other assets	(14)	(5)	(55)	(69)	(30)	57%	NM	(27)	(154)	NM
Provision for credit losses on AFS debt securities(1)	-	-	-	(8)	4	NM	NM	-	(4)	NM
Other revenue (loss)	(2)	603	(274)	106	378	NM	NM	845	210	(75%)
Total non-interest revenues	6,933	6,381	9,239	8,686	6,809	(22%)	(2%)	20,558	24,734	20%
Total revenues, net of interest expense	18,574	18,378	20,731	19,766	17,302	(12%)	(7%)	55,908	57,799	3%

Provisions for credit losses and for benefits and claims
Net credit losses	1,913	1,944	2,108	2,206	1,919	(13%)	-	5,824	6,233	7%
Credit reserve build / (release) for loans	149	179	4,336	5,490	(110)	NM	NM	271	9,716	NM
Provision for credit losses on loans	2,062	2,123	6,444	7,696	1,809	(76%)	(12%)	6,095	15,949	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	-	-	6	31	(16)	NM	NM	-	21	NM
Provision for credit losses on other assets	-	-	(4)	48	(13)	NM	NM	-	31	NM
Policyholder benefits and claims	17	25	24	15	58	NM	NM	48	97	NM
Provision for credit losses on unfunded lending commitments	9	74	557	113	424	NM	NM	18	1,094	NM
Total provisions for credit losses and for benefits and claims	2,088	2,222	7,027	7,903	2,262	(71%)	8%	6,161	17,192	NM

Operating expenses
Compensation and benefits	5,329	5,065	5,654	5,624	5,595	(1%)	5%	16,368	16,873	3%
Premises and equipment	580	615	565	562	575	2%	(1%)	1,713	1,702	(1%)
Technology / communication	1,783	1,850	1,723	1,741	1,891	9%	6%	5,227	5,355	2%
Advertising and marketing	378	345	328	299	238	(20%)	(37%)	1,171	865	(26%)
Other operating	2,394	2,579	2,324	2,189	2,665	22%	11%	7,069	7,178	2%
Total operating expenses	10,464	10,454	10,594	10,415	10,964	5%	5%	31,548	31,973	1%

Income from continuing operations before income taxes	6,022	5,702	3,110	1,448	4,076	NM	(32%)	18,199	8,634	(53%)
Provision for income taxes (2)	1,079	703	576	131	815	NM	(24%)	3,727	1,522	(59%)

Income (loss) from continuing operations	4,943	4,999	2,534	1,317	3,261	NM	(34%)	14,472	7,112	(51%)
Discontinued operations
Income (loss) from discontinued operations	(15)	(4)	(18)	(1)	(7)	NM	53%	(27)	(26)	4%
Provision (benefit) for income taxes	-	-	-	-	-	-	-	(27)	-	100%
Income (loss) from discontinued operations, net of taxes	(15)	(4)	(18)	(1)	(7)	NM	53%	-	(26)	NM

Net income before noncontrolling interests	4,928	4,995	2,516	1,316	3,254	NM	(34%)	14,472	7,086	(51%)

Net income (loss) attributable to noncontrolling interests	15	16	(6)	-	24	NM	60%	50	18	(64%)
Citigroup's net income	$4,913	$4,979	$2,522	$1,316	$3,230	NM	(34)%	$14,422	$7,068	(51%)

(1)	In accordance with ASC 326.
(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its deferred tax assets (DTAs). 3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						3Q20 Increase/
	September 30,	December 31,	March 31,	June 30,	September 30,	(Decrease) from
	2019	2019	2020	2020	2020 (1)	2Q20	3Q19
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,086	$23,967	$23,755	$22,889	$25,308	11%	5%
Deposits with banks, net of allowance	196,357	169,952	262,165	286,884	298,412	4%	52%
Securities borrowed and purchased under agreements to resell, net of allowance	261,125	251,322	262,536	282,917	289,358	2%	11%
Brokerage receivables, net of allowance	54,215	39,857	68,555	51,633	51,610	-	(5%)
Trading account assets	306,824	276,140	365,000	362,311	348,209	(4%)	13%
Investments
Available-for-sale debt securities, net of allowance	275,425	280,265	308,219	342,256	343,690	-	25%
Held-to-maturity debt securities, net of allowance	75,841	80,775	82,315	83,332	96,065	15%	27%
Equity securities	7,117	7,523	8,349	7,665	7,769	1%	9%
Total investments	358,383	368,563	398,883	433,253	447,524	3%	25%
Loans, net of unearned income
Consumer	297,400	309,548	288,430	281,113	280,025	-	(6%)
Corporate	394,343	389,935	432,590	404,179	386,886	(4%)	(2%)
Loans, net of unearned income	691,743	699,483	721,020	685,292	666,911	(3%)	(4%)
Allowance for credit losses on loans (ACLL)	(12,530)	(12,783)	(20,841)	(26,420)	(26,426)	-	NM
Total loans, net	679,213	686,700	700,179	658,872	640,485	(3%)	(6%)
Goodwill	21,822	22,126	21,264	21,399	21,624	1%	(1%)
Intangible assets (including MSRs)	4,844	4,822	4,560	4,451	4,804	8%	(1%)
Other assets, net of allowance	107,933	107,709	112,873	108,106	107,125	(1%)	(1%)
Total assets	$2,014,802	$1,951,158	$2,219,770	$2,232,715	$2,234,459	-	11%

Liabilities
Non-interest-bearing deposits in U.S. offices	$99,731	$98,811	$113,371	$115,386	$121,183	5%	22%
Interest-bearing deposits in U.S. offices	407,872	401,418	462,327	490,823	497,487	1%	22%
Total U.S. deposits	507,603	500,229	575,698	606,209	618,670	2%	22%
Non-interest-bearing deposits in offices outside the U.S.	82,723	85,692	85,439	87,479	94,208	8%	14%
Interest-bearing deposits in offices outside the U.S.	497,443	484,669	523,774	539,972	549,745	2%	11%
Total international deposits	580,166	570,361	609,213	627,451	643,953	3%	11%

Total deposits	1,087,769	1,070,590	1,184,911	1,233,660	1,262,623	2%	16%
Securities loaned and sold under agreements to resell	195,047	166,339	222,324	215,722	207,227	(4%)	6%
Brokerage payables	63,342	48,601	74,368	60,567	54,328	(10%)	(14%)
Trading account liabilities	135,596	119,894	163,995	149,264	146,990	(2%)	8%
Short-term borrowings	35,230	45,049	54,951	40,156	37,439	(7%)	6%
Long-term debt	242,238	248,760	266,098	279,775	273,254	(2%)	13%
Other liabilities(2)	58,510	57,979	60,141	61,269	58,003	(5%)	(1%)
Total liabilities	$1,817,732	$1,757,212	$2,026,788	$2,040,413	$2,039,864	-	12%

Equity
Stockholders' equity
Preferred stock	$19,480	$17,980	$17,980	$17,980	$17,980	-	(8%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,741	107,840	107,550	107,668	107,764	-	-
Retained earnings	161,797	165,369	163,438	163,431	165,303	1%	2%
Treasury stock, at cost	(56,541)	(61,660)	(64,147)	(64,143)	(64,137)	-	(13%)
Accumulated other comprehensive income (loss) (AOCI)	(36,135)	(36,318)	(32,521)	(33,345)	(33,065)	1%	8%
Total common equity	$176,893	$175,262	$174,351	$173,642	$175,896	1%	(1%)

Total Citigroup stockholders' equity	$196,373	$193,242	$192,331	$191,622	$193,876	1%	(1%)
Noncontrolling interests	697	704	651	680	719	6%	3%
Total equity	197,070	193,946	192,982	192,302	194,595	1%	(1%)
Total liabilities and equity	$2,014,802	$1,951,158	$2,219,770	$2,232,715	$2,234,459	-	11%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Global Consumer Banking
North America	$5,179	$5,253	$5,224	$4,742	$4,527	(5%)	(13%)	$15,145	$14,493	(4%)
Latin America	1,269	1,377	1,199	1,050	1,027	(2%)	(19%)	3,861	3,276	(15%)
Asia(1)	1,841	1,829	1,751	1,547	1,619	5%	(12%)	5,506	4,917	(11%)
Total	8,289	8,459	8,174	7,339	7,173	(2%)	(13%)	24,512	22,686	(7%)

Institutional Clients Group
North America	3,244	3,314	4,947	4,987	3,920	(21%)	21%	10,145	13,854	37%
EMEA	3,138	2,738	3,470	3,392	3,085	(9%)	(2%)	9,268	9,947	7%
Latin America	1,294	1,297	1,418	1,207	1,141	(5%)	(12%)	3,869	3,766	(3%)
Asia	2,175	2,028	2,649	2,551	2,207	(13%)	1%	6,642	7,407	12%
Total	9,851	9,377	12,484	12,137	10,353	(15%)	5%	29,924	34,974	17%

Corporate / Other	434	542	73	290	(224)	NM	NM	1,472	139	(91%)

Total Citigroup - net revenues	$18,574	$18,378	$20,731	$19,766	$17,302	(12%)	(7%)	$55,908	$57,799	3%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Income (loss) from continuing operations

Global Consumer Banking
North America	$884	$970	$(910)	$(459)	$693	NM	(22%)	$2,254	$(676)	NM
Latin America	217	234	(36)	18	152	NM	(30%)	667	134	(80%)
Asia (1)	402	374	191	43	213	NM	(47%)	1,203	447	(63%)
Total	1,503	1,578	(755)	(398)	1,058	NM	(30%)	4,124	(95)	NM

Institutional Clients Group
North America	818	895	896	660	1,058	60%	29%	2,616	2,614	-
EMEA	1,060	677	1,035	493	893	81%	(16%)	3,190	2,421	(24%)
Latin America	487	565	526	(194)	108	NM	(78%)	1,546	440	(72%)
Asia	864	741	1,169	921	860	(7%)	-	2,714	2,950	9%
Total	3,229	2,878	3,626	1,880	2,919	55%	(10%)	10,066	8,425	(16%)

Corporate / Other	211	543	(337)	(165)	(716)	NM	NM	282	(1,218)	NM

Income from continuing operations	$4,943	$4,999	$2,534	$1,317	$3,261	NM	(34%)	$14,472	$7,112	(51%)

Discontinued operations	(15)	(4)	(18)	(1)	(7)	NM	53%	-	(26)	NM

Net income attributable to noncontrolling interests	15	16	(6)	-	24	NM	60%	50	18	(64%)

Total Citigroup - net income	$4,913	$4,979	$2,522	$1,316	$3,230	NM	(34%)	$14,422	$7,068	(51%)

Average assets (in billions)
North America	$1,054	$1,053	$1,113	$1,256	$1,245	(1%)	18%	$1,028	$1,204	17%
EMEA(1)	363	357	378	412	412	-	13%	365	401	10%
Latin America	130	133	129	128	129	1%	(1%)	128	129	1%
Asia(1)	356	359	366	378	380	1%	7%	354	375	6%
Corporate / Other	97	95	94	93	93	-	(4%)	98	93	(5%)
Total	$2,000	$1,997	$2,080	$2,267	$2,259	-	13%	$1,973	$2,202	12%

Return on average assets (ROA) on net income (loss)
North America	0.64%	0.70%	0.00%	0.06%	0.56%			0.63%	0.22%
EMEA(1)	1.14%	0.74%	1.09%	0.48%	0.84%			1.15%	0.79%
Latin America	2.15%	2.38%	1.53%	(0.55%)	0.80%			2.31%	0.59%
Asia(1)	1.41%	1.22%	1.50%	1.03%	1.12%			1.48%	1.21%
Corporate / Other	0.78%	2.24%	(1.50%)	(0.70%)	(3.09%)			0.36%	(1.78%)
Total	0.97%	0.99%	0.49%	0.23%	0.57%			0.98%	0.43%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Net interest revenue	$7,127	$7,181	$7,072	$6,534	$6,251	(4%)	(12%)	$21,024	$19,857	(6%)
Non-interest revenue	1,162	1,278	1,102	805	922	15%	(21%)	3,488	2,829	(19%)
Total revenues, net of interest expense	8,289	8,459	8,174	7,339	7,173	(2%)	(13%)	24,512	22,686	(7%)
Total operating expenses	4,368	4,373	4,368	4,013	4,217	5%	(3%)	13,255	12,598	(5%)
Net credit losses on loans	1,802	1,842	1,983	1,887	1,598	(15%)	(11%)	5,540	5,468	(1%)
Credit reserve build / (release) for loans	129	120	2,829	1,960	(88)	NM	NM	319	4,701	NM
Provision for credit losses on unfunded lending commitments	2	2	(1)	-	5	NM	NM	(1)	4	NM
Provisions for benefits and claims, HTM debt securities and other assets	17	25	20	38	45	18%	NM	48	103	NM
Provisions for credit losses and for benefits and claims (PBC)	1,950	1,989	4,831	3,885	1,560	(60%)	(20%)	5,906	10,276	74%
Income (loss) from continuing operations before taxes	1,971	2,097	(1,025)	(559)	1,396	NM	(29%)	5,351	(188)	NM
Income taxes (benefits)	468	519	(270)	(161)	338	NM	(28%)	1,227	(93)	NM
Income (loss) from continuing operations	1,503	1,578	(755)	(398)	1,058	NM	(30%)	4,124	(95)	NM
Noncontrolling interests	2	3	(1)	(2)	-	100%	(100%)	3	(3)	NM
Net income (loss)	$1,501	$1,575	$(754)	$(396)	$1,058	NM	(30%)	$4,121	$(92)	NM
EOP assets (in billions)	$394	$407	$403	$423	$435	3%	10%
Average assets (in billions)	392	399	406	418	$434	4%	11%	$385	$419	9%
Return on average assets	1.52%	1.57%	(0.75%)	(0.38%)	0.97%			1.43%	(0.03%)
Efficiency ratio	53%	52%	53%	55%	59%			54%	56%

Net credit losses as a % of average loans	2.52%	2.51%	2.75%	2.80%	2.33%			2.63%	2.63%

Revenue by business
Retail banking	$3,117	$3,124	$3,046	$2,836	$2,916	3%	(6%)	$9,425	$8,798	(7%)
Cards (1)	5,172	5,335	5,128	4,503	4,257	(5%)	(18%)	15,087	13,888	(8%)
Total	$8,289	$8,459	$8,174	$7,339	$7,173	(2%)	(13%)	$24,512	$22,686	(7%)

Net credit losses on loans by business
Retail banking	$225	$227	$235	$204	$190	(7%)	(16%)	$683	$629	(8%)
Cards (1)	1,577	1,615	1,748	1,683	1,408	(16%)	(11%)	4,857	4,839	-
Total	$1,802	$1,842	$1,983	$1,887	$1,598	(15%)	(11%)	$5,540	$5,468	(1%)

Income from continuing operations by business
Retail banking	$492	$424	$120	$71	$346	NM	(30%)	$1,418	$537	(62%)
Cards (1)	1,011	1,154	(875)	(469)	712	NM	(30%)	2,706	(632)	NM
Total	$1,503	$1,578	$(755)	$(398)	$1,058	NM	(30%)	$4,124	$(95)	NM

Foreign currency (FX) translation impact
Total revenue - as reported	$8,289	$8,459	$8,174	$7,339	$7,173	(2%)	(13%)	$24,512	$22,686	(7%)
Impact of FX translation (2)	(113)	(169)	(41)	69	-			(456)	-
Total revenues - Ex-FX (2)	$8,176	$8,290	$8,133	$7,408	$7,173	(3%)	(12%)	$24,056	$22,686	(6%)

Total operating expenses – as reported	$4,368	$4,373	$4,368	$4,013	$4,217	5%	(3%)	$13,255	$12,598	(5%)
Impact of FX translation (2)	(62)	(93)	(23)	42	-			(248)	-
Total operating expenses - Ex-FX (2)	$4,306	$4,280	$4,345	$4,055	$4,217	4%	(2%)	$13,007	$12,598	(3%)

Total provisions for credit losses & PBC - as reported	$1,950	$1,989	$4,831	$3,885	$1,560	(60%)	(20%)	$5,906	$10,276	74%
Impact of FX translation (2)	(28)	(37)	(31)	28	-			(111)	-
Total provisions for credit losses & PBC - Ex-FX (2)	$1,922	$1,952	$4,800	$3,913	$1,560	(60%)	(19%)	$5,795	$10,276	77%

Net income (loss) – as reported	$1,501	$1,575	$(754)	$(396)	$1,058	NM	(30%)	$4,121	$(92)	NM
Impact of FX translation (2)	(15)	(28)	10	(2)	-			(64)	-
Total net income (loss) - Ex-FX (2)	$1,486	$1,547	$(744)	$(398)	$1,058	NM	(29%)	$4,057	$(92)	NM

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the third quarter of 2020 and year-to-date 2020 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

						3Q20 Increase
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,394	2,348	2,334	2,327	2,321	-	(3%)
Accounts (in millions)	55.8	55.9	55.9	55.5	55.5	-	(1%)
Average deposits	$276.8	$282.6	$290.1	$301.9	$319.8	6%	16%
Investment sales	23.9	22.7	29.6	25.6	30.2	18%	26%
Investment assets under management (AUMs):
AUMS	157.8	166.5	138.1	153.9	163.5	6%	4%
AUMs related to the LATAM retirement services business	35.5	38.4	29.1	33.0	35.9	9%	1%
Total AUMs	$193.3	$204.9	$167.2	$186.9	$199.4	7%	3%
Average loans	119.5	123.0	123.1	121.8	125.6	3%	5%
EOP loans:
Mortgages	$83.4	$85.5	$83.6	$86.0	$87.5	2%	5%
Personal, small business and other	37.2	39.3	36.6	37.6	38.3	2%	3%
EOP loans	$120.6	$124.8	$120.2	$123.6	$125.8	2%	4%

Total net interest revenue (in millions)(1)	$2,069	$2,048	$1,981	$1,918	$1,898	(1%)	(8%)
As a % of average loans	6.87%	6.61%	6.47%	6.33%	6.01%

Net credit losses on loans (in millions)	$225	$227	$235	$204	$190	(7%)	(16%)
As a % of average loans	0.75%	0.73%	0.77%	0.67%	0.60%
Loans 90+ days past due (in millions)(2)	$392	$438	$429	$497	$497	-	27%
As a % of EOP loans	0.33%	0.35%	0.36%	0.40%	0.40%
Loans 30-89 days past due (in millions)(2)	$803	$816	$794	$918	$786	(14%)	(2%)
As a % of EOP loans	0.67%	0.66%	0.66%	0.75%	0.63%

Cards key indicators (in millions of dollars, except as otherwise noted)
EOP open accounts (in millions)	138.2	138.3	137.3	134.6	132.8	(1%)	(4%)
Purchase sales (in billions)	$141.8	$152.0	$127.6	$108.3	$127.1	17%	(10%)

Average loans (in billions)(3)	164.6	168.0	167.2	149.7	146.8	(2%)	(11%)
EOP loans (in billions)(3)	165.8	175.1	159.1	149.0	146.6	(2%)	(12%)
Average yield(4)	13.87%	13.62%	13.59%	13.40%	12.83%
Total net interest revenue(5)	$5,058	$5,133	$5,091	$4,616	$4,353	(6%)	(14%)
As a % of average loans(5)	12.19%	12.12%	12.25%	12.40%	11.80%
Net credit losses on loans	$1,577	$1,615	$1,748	$1,683	$1,408	(16%)	(11%)
As a % of average loans	3.80%	3.81%	4.20%	4.52%	3.82%
Net credit margin(6)	$3,598	$3,722	$3,378	$2,812	$2,852	1%	(21%)
As a % of average loans(6)	8.67%	8.79%	8.13%	7.55%	7.73%
Loans 90+ days past due(7)	$2,078	$2,299	$2,174	$1,969	$1,479	(25%)	(29%)
As a % of EOP loans	1.25%	1.31%	1.37%	1.32%	1.01%
Loans 30-89 days past due(7)	$2,153	$2,185	$2,076	$1,585	$1,612	2%	(25%)
As a % of EOP loans	1.30%	1.25%	1.30%	1.06%	1.10%

(1)	Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ days past due and 30-89 days past due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(7)	The decrease in loans 90+ days past due as of September 30, 2020 and the decrease in loans 30-89 days past due beginning at June 30, 2020, include the impact of loan modifications in North America and Latin America that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Net interest revenue	$5,041	$5,062	$5,036	$4,707	$4,500	(4%)	(11%)	$14,807	$14,243	(4%)
Non-interest revenue	138	191	188	35	27	(23%)	(80%)	338	250	(26%)
Total revenues, net of interest expense	5,179	5,253	5,224	4,742	4,527	(5%)	(13%)	15,145	14,493	(4%)
Total operating expenses	2,511	2,450	2,536	2,346	2,444	4%	(3%)	7,704	7,326	(5%)
Net credit losses on loans	1,350	1,408	1,526	1,484	1,182	(20%)	(12%)	4,175	4,192	-
Credit reserve build / (release) for loans	161	109	2,362	1,499	(13)	(101%)	NM	360	3,848	NM
Provision for credit losses on unfunded lending commitments	2	2	(1)	-	5	NM	NM	(1)	4	NM
Provisions for benefits and claims, HTM debt securities and other assets	4	3	5	19	(6)	NM	NM	16	18	13%
Provisions for credit losses and for benefits and claims	1,517	1,522	3,892	3,002	1,168	(61%)	(23%)	4,550	8,062	77%
Income (loss) from continuing operations before taxes	1,151	1,281	(1,204)	(606)	915	NM	(21%)	2,891	(895)	NM
Income taxes (benefits)	267	311	(294)	(147)	222	NM	(17%)	637	(219)	NM
Income (loss) from continuing operations	884	970	(910)	(459)	693	NM	(22%)	2,254	(676)	NM
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$884	$970	$(910)	$(459)	$693	NM	(22%)	$2,254	$(676)	NM
Average assets (in billions)	$235	$237	$246	$264	$274	4%	17%	$230	$261	13%
Return on average assets	1.49%	1.62%	(1.49%)	(0.70%)	1.01%			1.31%	(0.35%)
Efficiency ratio	48%	47%	49%	49%	54%			51%	51%

Net credit losses as a % of average loans	2.84%	2.90%	3.18%	3.30%	2.63%			2.99%	3.03%

Revenue by business
Retail banking	$1,131	$1,108	$1,130	$1,122	$1,113	(1%)	(2%)	$3,421	$3,365	(2%)
Citi-branded cards	2,334	2,439	2,347	2,218	2,061	(7%)	(12%)	6,726	6,626	(1%)
Citi retail services	1,714	1,706	1,747	1,402	1,353	(3%)	(21%)	4,998	4,502	(10%)
Total	$5,179	$5,253	$5,224	$4,742	$4,527	(5%)	(13%)	$15,145	$14,493	(4%)

Net credit losses on loans by business
Retail banking	$40	$42	$37	$33	$31	(6%)	(23%)	$119	$101	(15%)
Citi-branded cards	712	723	795	795	647	(19%)	(9%)	2,141	2,237	4%
Citi retail services	598	643	694	656	504	(23%)	(16%)	1,915	1,854	(3%)
Total	$1,350	$1,408	$1,526	$1,484	$1,182	(20%)	(12%)	$4,175	$4,192	-

Income (loss) from continuing operations by business
Retail banking	$67	$52	$(73)	$(82)	$50	NM	(25%)	$144	$(105)	NM
Citi-branded cards	441	555	(529)	(381)	427	NM	(3%)	1,187	(483)	NM
Citi retail services	376	363	(308)	4	216	NM	(43%)	923	(88)	NM
Total	$884	$970	$(910)	$(459)	$693	NM	(22%)	$2,254	$(676)	NM

NM Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted):

Branches (actual)	687	687	687	687	687	-	-
Accounts (in millions)	9.1	9.1	9.1	9.1	9.1	-	-
Average deposits	$153.6	$156.2	$161.3	$172.5	$182.1	6%	19%
Investment sales	9.6	9.8	12.4	11.0	10.9	(1%)	14%
Investment AUMs	68.5	72.2	62.0	69.3	73.3	6%	7%

Average loans	48.6	49.8	50.5	52.2	53.4	2%	10%

EOP loans:
Mortgages	46.3	47.5	47.9	48.9	49.0	-	6%
Personal, small business and other	2.8	2.8	2.9	4.2	4.1	(2%)	46%
Total EOP loans	$49.1	$50.3	$50.8	$53.1	$53.1	-	8%

Mortgage originations(1)	$5.0	$6.0	$4.1	$6.4	$6.6	3%	32%

Third-party mortgage servicing portfolio (EOP)	44.2	43.8	43.9	43.5	$42.1	(3%)	(5%)

Net servicing and gain/(loss) on sale (in millions)	32.9	38.2	86.3	81.8	$59.1	(28%)	80%

Saleable mortgage rate locks	1.9	2.0	2.9	2.2	$3.3	50%	74%

Net interest revenue on loans (in millions)	171	178	184	179	$179	-	5%
As a % of average loans	1.40%	1.42%	1.47%	1.38%	1.33%

Net credit losses on loans (in millions)	$40	$42	$37	$33	$31	(6%)	(23%)
As a % of average loans	0.33%	0.33%	0.29%	0.25%	0.23%

Loans 90+ days past due (in millions)(2)	$125	$146	$161	$182	$211	16%	69%
As a % of EOP loans	0.26%	0.29%	0.32%	0.35%	0.40%
Loans 30-89 days past due (in millions)(2)	$313	$334	$298	$440	$378	(14%)	21%
As a % of EOP loans	0.65%	0.67%	0.59%	0.84%	0.72%

(1)	Originations of residential first mortgages.
(2)	The loans 90+ days past due and 30-89 days past due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $150 million and ($0.6 billion), $135 million and ($0.5 billion), $124 million and ($0.5 billion), $130 million and ($0.5 billion), and $148 million and ($0.6 billion) as of September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $78 million and ($0.6 billion), $72 million and ($0.5 billion), and $64 million and ($0.5 billion), $86 million and ($0.5 billion), and $88 million and ($0.6 billion) as of September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP open accounts (in millions)	34.7	34.9	35.0	34.6	34.5	-	(1%)
Purchase sales (in billions)	$93.5	$98.1	$85.8	$73.8	$85.5	16%	(9%)
Average loans (in billions)(1)	90.5	92.4	92.3	82.6	81.2	(2%)	(10%)
EOP loans (in billions)(1)	91.5	96.3	88.4	82.6	81.1	(2%)	(11%)
Average yield (2)	11.19%	10.96%	10.86%	10.73%	10.33%	(4%)	(8%)

Total net interest revenue (3)	$2,084	$2,144	$2,142	$2,003	$1,906	(5%)	(9%)
As a % of average loans (3)	9.14%	9.21%	9.33%	9.75%	9.34%
Net credit losses on loans	$712	$723	$795	$795	$647	(19%)	(9%)
As a % of average loans	3.12%	3.10%	3.46%	3.87%	3.17%
Net credit margin (4)	$1,621	$1,715	$1,550	$1,417	$1,412	-	(13%)
As a % of average loans (4)	7.11%	7.36%	6.75%	6.90%	6.92%
Loans 90+ days past due	$807	$915	$891	$784	$574	(27%)	(29%)
As a % of EOP loans	0.88%	0.95%	1.01%	0.95%	0.71%
Loans 30-89 days past due(5)	$800	$814	$770	$594	$624	5%	(22%)
As a % of EOP loans	0.87%	0.85%	0.87%	0.72%	0.77%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted)(1)
EOP open accounts	83.0	82.9	81.9	80.1	78.6	(2%)	(5%)
Purchase sales (in billions)	$21.7	$25.1	$18.0	$16.9	$19.9	18%	(8%)
Average loans (in billions)(1)	49.7	50.5	50.5	46.2	44.5	(4%)	(10%)
EOP loans (in billions)(1)	50.0	52.9	48.9	45.4	44.4	(2%)	(11%)
Average yield (2)	18.08%	17.66%	17.78%	17.29%	16.86%	(2%)	(7%)

Total net interest revenue (3)	$2,136	$2,121	$2,119	$1,887	$1,788	(5%)	(16%)
As a % of average loans (3)	17.05%	16.66%	16.88%	16.43%	15.98%
Net credit losses on loans	$598	$643	$694	$656	$504	(23%)	(16%)
As a % of average loans	4.77%	5.05%	5.53%	5.71%	4.51%
Net credit margin (4)	$1,113	$1,061	$1,048	$741	$846	14%	(24%)
As a % of average loans (4)	8.88%	8.34%	8.35%	6.45%	7.56%
Loans 90+ days past due(5)	$923	$1,012	$958	$811	$557	(31%)	(40%)
As a % of EOP loans	1.85%	1.91%	1.96%	1.79%	1.25%
Loans 30-89 days past due(5)	$943	$945	$903	$611	$610	-	(35%)
As a % of EOP loans	1.89%	1.79%	1.85%	1.35%	1.37%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(5)	The decrease in loans 90+ days past due as of September 30, 2020 and the decrease in loans 30-89 days past due beginning at June 30, 2020, include the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Net interest revenue	$913	$931	$887	$755	$697	(8%)	(24%)	$2,708	$2,339	(14%)
Non-interest revenue (2)	356	446	312	295	330	12%	(7%)	1,153	937	(19%)
Total revenues, net of interest expense	1,269	1,377	1,199	1,050	1,027	(2%)	(19%)	3,861	3,276	(15%)
Total operating expenses	724	782	699	604	655	8%	(10%)	2,101	1,958	(7%)
Net credit losses on loans	275	259	277	209	228	9%	(17%)	850	714	(16%)
Credit reserve build / (release) for loans	(34)	(5)	265	202	(116)	NM	NM	(33)	351	NM
Provision for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, HTM debt securities and other assets	13	22	15	16	47	NM	NM	32	78	NM
Provisions for credit losses and for benefits and claims (PBC)	254	276	557	427	159	(63%)	(37%)	849	1,143	35%
Income (loss) from continuing operations before taxes	291	319	(57)	19	213	NM	(27%)	911	175	(81%)
Income taxes (benefits)	74	85	(21)	1	61	NM	(18%)	244	41	(83%)
Income (loss) from continuing operations	217	234	(36)	18	152	NM	(30%)	667	134	(80%)
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$217	$234	$(36)	$18	$152	NM	(30%)	$667	$134	(80%)
Average assets (in billions)	$35	$37	$35	$30	$31	3%	(11%)	$34	$32	(6%)
Return on average assets	2.46%	2.51%	(0.41%)	0.24%	1.95%			2.62%	0.56%
Efficiency ratio	57%	57%	58%	58%	64%			54%	60%

Net credit losses on loans as a percentage of average loans	6.42%	5.91%	6.67%	6.27%	6.67%			6.65%	6.58%

Revenue by business
Retail banking	$851	$932	$783	$705	$737	5%	(13%)	$2,653	$2,225	(16%)
Citi-branded cards	418	445	416	345	290	(16%)	(31%)	1,208	1,051	(13%)
Total	$1,269	$1,377	$1,199	$1,050	$1,027	(2%)	(19%)	$3,861	$3,276	(15%)

Net credit losses on loans by business
Retail banking	$119	$116	$130	$94	$90	(4%)	(24%)	$378	$314	(17%)
Citi-branded cards	156	143	147	115	138	20%	(12%)	472	400	(15%)
Total	$275	$259	$277	$209	$228	9%	(17%)	$850	$714	(16%)

Income from continuing operations by business
Retail banking	$134	$141	$(23)	$(2)	$92	NM	(31%)	$459	$67	(85%)
Citi-branded cards	83	93	(13)	20	60	NM	(28%)	208	67	(68%)
Total	$217	$234	$(36)	$18	$152	NM	(30%)	$667	$134	(80%)

FX translation impact
Total revenue - as reported	$1,269	$1,377	$1,199	$1,050	$1,027	(2%)	(19%)	$3,861	$3,276	(15%)
Impact of FX translation(2)	(128)	(164)	(71)	38	-			(394)	-
Total revenues - Ex-FX(2)	$1,141	$1,213	$1,128	$1,088	$1,027	(6%)	(10%)	$3,467	$3,276	(6%)

Total operating expenses - as reported	$724	$782	$699	$604	$655	8%	(10%)	$2,101	$1,958	(7%)
Impact of FX translation(2)	(70)	(88)	(40)	21	-			(202)	-
Total operating expenses - Ex-FX (2)	$654	$694	$659	$625	$655	5%	-	$1,899	$1,958	3%

Total provisions for credit losses and PBC - as reported	$254	$276	$557	$427	$159	(63%)	(37%)	$849	$1,143	35%
Impact of FX translation(2)	(29)	(36)	(39)	19	-			(99)	-
Total provisions for credit losses and PBC - Ex-FX(2)	$225	$240	$518	$446	$159	(64%)	(29%)	$750	$1,143	52%

Net income (loss) - as reported	$217	$234	$(36)	$18	$152	NM	(30%)	$667	$134	(80%)
Impact of FX translation(2)	(20)	(28)	7	(2)	-			(64)	-
Total net income (loss) - Ex-FX(2)	$197	$206	$(29)	$16	$152	NM	(23%)	$603	$134	(78%)

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the third quarter of 2020 and year-to-date 2020 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,458	1,419	1,411	1,406	1,401	-	(4%)
Accounts (in millions)	30.3	30.1	29.9	29.5	29.3	(1%)	(3%)
Average deposits	$22.5	$23.0	$22.9	$20.6	$22.5	9%	-
Investment sales	3.4	3.7	3.7	3.1	3.5	13%	3%
Investment AUMs:
AUMS	23.9	25.4	20.1	22.2	23.4	5%	(2%)
AUMs related to the retirement services business	35.5	38.4	29.1	33.0	35.9	9%	1%
Total AUMs	59.4	63.8	49.2	55.2	59.3	7%	-
Average loans	11.4	11.6	11.1	9.1	9.3	2%	(18%)
EOP loans:
Mortgages	4.5	4.7	3.7	3.7	3.8	3%	(16%)
Personal, small business and other	6.7	7.0	5.5	5.3	5.4	2%	(19%)
Total EOP loans	$11.2	$11.7	$9.2	$9.0	$9.2	2%	(18%)

Total net interest revenue (in millions)(1)	$572	$578	$548	$473	$480	1%	(16%)
As a % of average loans(1)	19.91%	19.77%	19.86%	20.91%	20.53%
Net credit losses on loans (in millions)	$119	$116	$130	$94	$90	(4%)	(24%)
As a % of average loans	4.14%	3.97%	4.71%	4.15%	3.85%
Loans 90+ days past due (in millions)	$97	$106	$90	$121	$105	(13%)	8%
As a % of EOP loans	0.87%	0.91%	0.98%	1.34%	1.14%
Loans 30-89 days past due (in millions)	$191	$180	$140	$151	$136	(10%)	(29%)
As a % of EOP loans	1.71%	1.54%	1.52%	1.68%	1.48%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP open accounts (in millions)	5.3	5.3	5.2	5.0	4.9	(2%)	(8%)
Purchase sales	$4.7	$5.4	$4.0	$2.6	$3.3	27%	(30%)
Average loans(2)	$5.6	$5.8	$5.6	$4.3	$4.3	-	(23%)
EOP loans(2)	$5.5	$6.0	$4.5	$4.2	$4.3	2%	(22%)
Average yield(3)	24.97%	24.91%	25.03%	25.50%	21.28%	(17%)	(15%)

Total net interest revenue (in millions)(4)	$341	$353	$339	$282	$217	(23%)	(36%)
As a % of average loans(4)	24.16%	24.15%	24.35%	26.38%	20.08%
Net credit losses on loans (in millions)	$156	$143	$147	$115	$138	20%	(12%)
As a % of average loans	11.05%	9.78%	10.56%	10.76%	12.77%
Net credit margin (in millions)(5)	$269	$307	$274	$233	$160	(31%)	(41%)
As a % of average loans(5)	19.06%	21.00%	19.68%	21.79%	14.80%
Loans 90+ days past due (in millions)(6)	$152	$165	$121	$160	$106	(34%)	(30%)
As a % of EOP loans	2.76%	2.75%	2.69%	3.81%	2.47%
Loans 30-89 days past due (in millions)(6)	$161	$159	$132	$111	$89	(20%)	(45%)
As a % of EOP loans	2.93%	2.65%	2.93%	2.64%	2.07%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(6)	The decrease in loans 90+ days past due as of September 30, 2020 and the decrease in loans 30-89 days past due beginning at June 30, 2020, include the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Net interest revenue	$1,173	$1,188	$1,149	$1,072	$1,054	(2%)	(10%)	$3,509	$3,275	(7%)
Non-interest revenue	668	641	602	475	565	19%	(15%)	1,997	1,642	(18%)
Total revenues, net of interest expense	1,841	1,829	1,751	1,547	1,619	5%	(12%)	5,506	4,917	(11%)
Total operating expenses	1,133	1,141	1,133	1,063	1,118	5%	(1%)	3,450	3,314	(4%)
Net credit losses on loans	177	175	180	194	188	(3%)	6%	515	562	9%
Credit reserve build / (release) for loans	2	16	202	259	41	(84%)	NM	(8)	502	NM
Provision for credit losses on unfunded lending commitments	-	-	-	-	-	-	-	-	-	-
Provisions for benefits and claims, HTM debt securities and other assets	-	-	-	3	4	33%	NM	-	7	NM
Provisions for credit losses and for benefits and claims (PBC)	179	191	382	456	233	(49%)	30%	507	1,071	NM
Income from continuing operations before taxes	529	497	236	28	268	NM	(49%)	1,549	532	(66%)
Income taxes (benefits)	127	123	45	(15)	55	NM	(57%)	346	85	(75%)
Income from continuing operations	402	374	191	43	213	NM	(47%)	1,203	447	(63%)
Noncontrolling interests	2	3	(1)	(2)	-	100%	(100%)	3	(3)	NM
Net income	$400	$371	$192	$45	$213	NM	(47%)	$1,200	$450	(63%)
Average assets (in billions)	$122	$125	$125	$124	$129	4%	6%	$121	$126	4%
Return on average assets	1.30%	1.18%	0.62%	0.15%	0.66%			1.33%	0.48%
Efficiency ratio	62%	62%	65%	69%	69%			63%	67%

Net credit losses on loans as a percentage of average loans	0.90%	0.86%	0.90%	1.01%	0.94%			0.88%	0.95%

Revenue by business
Retail banking	$1,135	$1,084	$1,133	$1,009	$1,066	6%	(6%)	$3,351	$3,208	(4%)
Citi-branded cards	706	745	618	538	553	3%	(22%)	2,155	1,709	(21%)
Total	$1,841	$1,829	$1,751	$1,547	$1,619	5%	(12%)	$5,506	$4,917	(11%)

Net credit losses on loans by business
Retail banking	$66	$69	$68	$77	$69	(10%)	5%	$186	$214	15%
Citi-branded cards	111	106	112	117	119	2%	7%	329	348	6%
Total	$177	$175	$180	$194	$188	(3%)	6%	$515	$562	9%

Income from continuing operations by business
Retail banking	$291	$231	$216	$155	$204	32%	(30%)	$815	$575	(29%)
Citi-branded cards	111	143	(25)	(112)	9	NM	(92%)	388	(128)	NM
Total	$402	$374	$191	$43	$213	NM	(47%)	$1,203	$447	(63%)

FX translation impact
Total revenue - as reported	$1,841	$1,829	$1,751	$1,547	$1,619	5%	(12%)	$5,506	$4,917	(11%)
Impact of FX translation (2)	15	(5)	30	31	-			(62)	-
Total revenues - Ex-FX (2)	$1,856	$1,824	$1,781	$1,578	$1,619	3%	(13%)	$5,444	$4,917	(10%)

Total operating expenses - as reported	$1,133	$1,141	$1,133	$1,063	$1,118	5%	(1%)	$3,450	$3,314	(4%)
Impact of FX translation (2)	8	(5)	17	21	-			(46)	-
Total operating expenses - Ex-FX (2)	$1,141	$1,136	$1,150	$1,084	$1,118	3%	(2%)	$3,404	$3,314	(3%)

Provisions for credit losses and PBC - as reported	$179	$191	$382	$456	$233	(49%)	30%	$507	$1,071	NM
Impact of FX translation (2)	1	(1)	8	9	-			(12)	-
Total provisions for credit losses and PBC - Ex-FX(2)	$180	$190	$390	$465	$233	(50%)	29%	$495	$1,071	NM

Net income - as reported	$400	$371	$192	$45	$213	NM	(47%)	$1,200	$450	(63%)
Impact of FX translation (2)	5	-	3	-	-			-	-
Total net income - Ex-FX (2)	$405	$371	$195	$45	$213	NM	(47%)	$1,200	$450	(63%)

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the third quarter of 2020 and year-to-date 2020 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	249	242	236	234	233	-	(6%)
Accounts (in millions)	16.4	16.7	16.9	16.9	17.1	1%	4%
Average deposits	$100.7	$103.4	$105.9	$108.8	$115.2	6%	14%
Investment sales	10.9	9.2	13.5	11.5	15.8	37%	45%
Investment AUMs	65.4	68.9	56.0	62.4	$66.8	7%	2%
Average loans	59.5	61.6	61.5	60.5	$62.9	4%	6%
EOP loans:
Mortgages	32.6	33.3	32.0	33.4	$34.7	4%	6%
Personal, small business and other	27.7	29.5	28.2	28.1	28.8	2%	4%
Total EOP loans	$60.3	$62.8	$60.2	$61.5	$63.5	3%	5%

Total net interest revenue (in millions)(2)	$676	$673	$658	$628	$612	(3%)	(9%)
As a % of average loans (2)	4.51%	4.33%	4.30%	4.17%	3.87%
Net credit losses on loans (in millions)	$66	$69	$68	$77	$69	(10%)	5%
As a % of average loans	0.44%	0.44%	0.44%	0.51%	0.44%
Loans 90+ days past due (in millions)	$170	$186	$178	$194	$181	(7%)	6%
As a % of EOP Loans	0.28%	0.30%	0.30%	0.32%	0.29%
Loans 30-89 days past due (in millions)	$299	$302	$356	$327	$272	(17%)	(9%)
As a % of EOP loans	0.50%	0.48%	0.59%	0.53%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP open accounts (in millions)	15.2	15.2	15.2	14.9	14.8	(1%)	(3%)
Purchase sales	$21.9	$23.4	$19.8	$15.0	$18.4	23%	(16%)
Average loans (3)	$18.8	$19.3	$18.8	$16.6	$16.8	1%	(11%)
EOP loans (3)	$18.8	$19.9	$17.3	$16.8	$16.8	-	(11%)
Average yield (4)	12.39%	12.42%	12.37%	12.78%	11.99%	(6%)	(3%)

Total net interest revenue (in millions)(5)	$497	$515	$491	$444	$442	-	(11%)
As a % of average loans(6)	10.49%	10.59%	10.50%	10.76%	10.47%
Net credit losses on loans (in millions)	$111	$106	$112	$117	$119	2%	7%
As a % of average loans	2.34%	2.18%	2.40%	2.83%	2.82%
Net credit margin (in millions)(6)	$595	$639	$506	$421	$434	3%	(27%)
As a % of average loans(6)	12.56%	13.14%	10.83%	10.20%	10.28%
Loans 90+ days past due	$196	$207	$204	$214	$242	13%	23%
As a % of EOP loans	1.04%	1.04%	1.18%	1.27%	1.44%
Loans 30-89 days past due	$249	$267	$271	$269	$289	7%	16%
As a % of EOP loans	1.32%	1.34%	1.57%	1.60%	1.72%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Commissions and fees	$1,126	$1,103	$1,222	$1,027	$1,099	7%	(2%)	$3,359	$3,348	-
Administration and other fiduciary fees	707	657	691	684	747	9%	6%	2,099	2,122	1%
Investment banking	1,045	1,181	1,231	1,526	1,145	(25%)	10%	3,259	3,902	20%
Principal transactions	2,583	1,405	5,359	3,909	2,292	(41%)	(11%)	7,157	11,560	62%
Other (1)	319	509	(114)	419	597	42%	87%	1,320	902	(32%)
Total non-interest revenue	5,780	4,855	8,389	7,565	5,880	(22%)	2%	17,194	21,834	27%
Net interest revenue (including dividends)	4,071	4,522	4,095	4,572	4,473	(2%)	10%	12,730	13,140	3%
Total revenues, net of interest expense	9,851	9,377	12,484	12,137	10,353	(15%)	5%	29,924	34,974	17%
Total operating expenses	5,611	5,446	5,810	5,933	5,778	(3%)	3%	16,778	17,521	4%
Net credit losses on loans	110	115	127	324	326	1%	NM	279	777	NM
Credit reserve build / (release) for loans	36	57	1,316	3,370	106	(97%)	NM	14	4,792	NM
Provision for credit losses on unfunded lending commitments	7	74	553	107	423	NM	NM	24	1,083	NM
Provisions for credit losses for HTM debt securities and other assets	-	-	8	53	(17)	NM	NM	-	44	NM
Provisions for credit losses and for benefits and claims	153	246	2,004	3,854	838	(78%)	NM	317	6,696	NM
Income from continuing operations before taxes	4,087	3,685	4,670	2,350	3,737	59%	(9%)	12,829	10,757	(16%)
Income taxes	858	807	1,044	470	818	74%	(5%)	2,763	2,332	(16%)
Income from continuing operations	3,229	2,878	3,626	1,880	2,919	55%	(10%)	10,066	8,425	(16%)
Noncontrolling interests	8	11	(1)	5	24	NM	NM	29	28	(3%)
Net income	$3,221	$2,867	$3,627	$1,875	$2,895	54%	(10%)	$10,037	$8,397	(16%)
EOP assets (in billions)	$1,525	$1,447	$1,723	$1,716	$1,703	(1%)	12%
Average assets (in billions)	1,511	1,503	1,580	1,756	1,732	(1%)	15%	$1,489	$1,689	13%
Return on average assets (ROA)	0.85%	0.76%	0.92%	0.43%	0.66%			0.90%	0.66%
Efficiency ratio	57%	58%	47%	49%	56%			56%	50%

Revenue by region
North America	$3,244	$3,314	$4,947	$4,987	$3,920	(21%)	21%	$10,145	$13,854	37%
EMEA	3,138	2,738	3,470	3,392	3,085	(9%)	(2%)	9,268	9,947	7%
Latin America	1,294	1,297	1,418	1,207	1,141	(5%)	(12%)	3,869	3,766	(3%)
Asia	2,175	2,028	2,649	2,551	2,207	(13%)	1%	6,642	7,407	12%
Total revenues, net of interest expense	$9,851	$9,377	$12,484	$12,137	$10,353	(15%)	5%	$29,924	$34,974	17%

Income (loss) from continuing operations by region
North America	$818	$895	$896	$660	$1,058	60%	29%	$2,616	$2,614	-
EMEA	1,060	677	1,035	493	893	81%	(16%)	3,190	2,421	(24%)
Latin America	487	565	526	(194)	108	NM	(78%)	1,546	440	(72%)
Asia	864	741	1,169	921	860	(7%)	-	2,714	2,950	9%
Income from continuing operations	$3,229	$2,878	$3,626	$1,880	$2,919	55%	(10%)	$10,066	$8,425	(16%)

Average loans by region (in billions)
North America	$189	$191	$196	$215	$198	(8%)	5%	$187	$204	9%
EMEA	88	89	88	91	88	(3%)	-	86	89	3%
Latin America	39	38	38	43	40	(7%)	3%	41	40	(2%)
Asia	73	73	73	73	71	(3%)	(3%)	73	72	(1%)
Total	$389	$391	$395	$422	$397	(6%)	2%	$387	$405	5%

EOP deposits by region (in billions)
North America	$393	$375	$444	$471	$476	1%	21%
EMEA	195	190	210	212	218	3%	12%
Latin America	34	36	36	40	43	9%	26%
Asia	173	167	188	185	188	1%	9%
Total	$795	$768	$878	$908	$925	2%	16%

EOP deposits by business (in billions)
Treasury and trade solutions	$548	$536	$621	$658	$659	-	20%
All other ICG businesses	247	232	257	250	266	6%	8%
Total	$795	$768	$878	$908	$925	2%	16%

(1)	Nine months 2019 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Revenue Details
Investment banking
Advisory	$276	$373	$386	$229	$163	(29%)	(41%)	$886	$778	(12%)
Equity underwriting	247	240	180	491	484	(1%)	96%	733	1,155	58%
Debt underwriting	705	738	788	1,039	740	(29%)	5%	2,246	2,567	14%
Total investment banking	1,228	1,351	1,354	1,759	1,387	(21%)	13%	3,865	4,500	16%
Treasury and trade solutions	2,559	2,608	2,423	2,307	2,394	4%	(6%)	7,685	7,124	(7%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	715	732	448	646	538	(17%)	(25%)	2,189	1,632	(25%)
Private bank - excluding gain/(loss) on loan hedges(1)	867	847	949	956	938	(2%)	8%	2,613	2,843	9%
Total banking revenues (ex-gain/(loss) on loan hedges)(1)	$5,369	$5,538	$5,174	$5,668	$5,257	(7%)	(2%)	$16,352	$16,099	(2%)

Gain/(loss) on loan hedges(1)	(33)	(93)	816	(431)	(124)	71%	NM	(339)	261	NM
Total banking revenues including g/(l) on loan hedges(1)	$5,336	$5,445	$5,990	$5,237	$5,133	(2%)	(4%)	$16,013	$16,360	2%

Fixed income markets	$3,211	$2,898	$4,786	$5,595	$3,788	(32%)	18%	$9,986	$14,169	42%
Equity markets	760	516	1,169	770	875	14%	15%	2,392	2,814	18%
Securities services	664	647	645	619	631	2%	(5%)	1,984	1,895	(4%)
Other	(120)	(129)	(106)	(84)	(74)	12%	38%	(451)	(264)	41%
Total markets and securities services	$4,515	$3,932	$6,494	$6,900	$5,220	(24%)	16%	$13,911	$18,614	34%

Total revenues, net of interest expense	$9,851	$9,377	$12,484	$12,137	$10,353	(15%)	5%	$29,924	$34,974	17%

Taxable-equivalent adjustments (2)	$122	$117	$86	$88	$104	18%	(15%)	$331	$278	(16%)

Total ICG revenues including taxable-equivalent adjustments(2)	$9,973	$9,494	$12,570	$12,225	$10,457	(14%)	5%	$30,255	$35,252	17%

Commissions and fees	$194	$216	$189	$154	$159	3%	(18%)	$566	$502	(11%)
Principal transactions (3)	2,080	1,334	3,549	4,009	2,178	(46%)	5%	6,327	9,736	54%
Other (4)	183	251	(63)	234	301	29%	64%	866	472	(45%)
Total non-interest revenue	$2,457	$1,801	$3,675	$4,397	$2,638	(40%)	7%	$7,759	$10,710	38%
Net interest revenue	754	1,097	1,111	1,198	1,150	(4%)	53%	2,227	3,459	55%
Total fixed income markets	$3,211	$2,898	$4,786	$5,595	$3,788	(32%)	18%	$9,986	$14,169	42%

Rates and currencies	$2,491	$2,214	$4,034	$3,582	$2,520	(30%)	1%	$7,011	$10,136	45%
Spread products / other fixed income	720	684	752	2,013	1,268	(37%)	76%	2,975	4,033	36%
Total fixed income markets	$3,211	$2,898	$4,786	$5,595	$3,788	(32%)	18%	$9,986	$14,169	42%

Commissions and fees	$287	$267	$362	$305	$279	(9%)	(3%)	$854	$946	11%
Principal transactions (3)	388	(16)	774	193	125	(35%)	(68%)	791	1,092	38%
Other	2	153	8	2	267	NM	NM	19	277	NM
Total non-interest revenue	$677	$404	$1,144	$500	$671	34%	(1%)	$1,664	$2,315	39%
Net interest revenue	83	112	25	270	204	(24%)	NM	728	499	(31%)
Total equity markets	$760	$516	$1,169	$770	$875	14%	15%	$2,392	$2,814	18%

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the private bank and corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.
(3)	Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.
(4)	Nine months 2019 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)
Net interest revenue	$443	$294	$325	$(26)	$(231)	NM	NM	$1,596	$68	(96%)
Non-interest revenue	(9)	248	(252)	316	7	(98%)	NM	(124)	71	NM
Total revenues, net of interest expense	434	542	73	290	(224)	NM	NM	1,472	139	(91%)
Total operating expenses	485	635	416	469	969	NM	100%	1,515	1,854	22%
Net credit losses	1	(13)	(2)	(5)	(5)	-	NM	5	(12)	NM
Credit reserve build / (release)	(16)	2	191	160	(128)	NM	NM	(62)	223	NM
Provisions for benefits and claims, HTM debt securities and other assets	-	-	(2)	3	1	(67%)	100%	-	2	NM
Provision for unfunded lending commitments	-	(2)	5	6	(4)	NM	NM	(5)	7	NM
Total provisions for credit losses and for benefits and claims	(15)	(13)	192	164	(136)	NM	NM	(62)	220	NM
Income from continuing operations before taxes	(36)	(80)	(535)	(343)	(1,057)	NM	NM	19	(1,935)	NM
Income taxes (benefits)(2)	(247)	(623)	(198)	(178)	(341)	(92%)	(38%)	(263)	(717)	NM
Income (loss) from continuing operations	211	543	(337)	(165)	(716)	NM	NM	282	(1,218)	NM
Income (loss) from discontinued operations, net of taxes	(15)	(4)	(18)	(1)	(7)	NM	53%	-	(26)	NM
Noncontrolling interests	5	2	(4)	(3)	-	100%	(100%)	18	(7)	NM
Net income (loss)	$191	$537	$(351)	$(163)	$(723)	NM	NM	$264	$(1,237)	NM
EOP assets (in billions)	$96	$97	$94	$94	$96	2%	-
Average assets (in billions)	97	95	94	93	93	-	(4%)	$98	$93	(5%)
Return on average assets	0.78%	2.24%	(1.50%)	(0.70%)	(3.09%)			0.36%	(1.78%)

Consumer - North America(3) - Key Indicators
Average loans (in billions)	$11.2	$10.4	$9.4	$8.9	$8.2	(8%)	(27%)
EOP loans (in billions)	10.8	9.6	9.1	8.6	7.7	(10%)	(29%)
Net interest revenue	75	77	74	86	54	(37%)	(28%)
As a % of average loans	2.66%	2.94%	3.17%	3.89%	2.62%
Net credit losses (recoveries)	$1	$(12)	$-	$(5)	$(4)	20%	NM
As a % of average loans	0.04%	(0.46%)	0.00%	(0.23%)	(0.19%)
Loans 90+ days past due (4)	$293	$278	$281	$295	$278	(6)%	(5%)
As a % of EOP loans	2.82%	3.02%	3.23%	3.60%	3.86%
Loans 30-89 days past due (4)	$288	$295	$252	$261	$198	(24)%	(31%)
As a % of EOP loans	2.77%	3.21%	2.90%	3.18%	2.75%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.
(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its deferred tax assets (DTAs). 3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(3)	Results and amounts primarily relate to consumer mortgages.
(4)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $249 million and ($0.6 billion), $172 million and ($0.4 billion), $167 million and ($0.4 billion), $173 million and ($0.4 billion), and $172 million and ($0.5 billion) as of September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $110 million and ($0.6 billion), $55 million and ($0.4 billion), $58 million and ($0.4 billion), and $57 million and ($0.4 billion), and $66 million and ($0.5 billion) as of September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Third	Second	Third	Third	Second	Third	Third		Second		Third
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2019	2020	2020(5)	2019	2020	2020(5)	2019		2020		2020(5)
Assets
Deposits with banks	$194,972	$305,485	$307,845	$736	$159	$116	1.50%		0.21%		0.15%
Securities borrowed and purchased under resale agreements(6)	264,008	286,110	294,949	1,747	401	352	2.63%		0.56%		0.47%
Trading account assets(7)	251,225	279,945	285,033	1,896	1,675	1,458	2.99%		2.41%		2.03%
Investments	352,463	414,779	438,786	2,433	2,121	1,902	2.74%		2.06%		1.72%
Total loans (net of unearned income)(8)	684,980	702,795	677,200	12,012	10,166	9,447	6.96%		5.82%		5.55%
Other interest-earning assets	63,869	75,287	63,577	400	110	98	2.48%		0.59%		0.61%
Total average interest-earning assets	$1,811,517	$2,064,401	$2,067,390	$19,224	$14,632	$13,373	4.21%		2.85%		2.57%

Liabilities
Deposits (excluding deposit insurance and FDIC assessment)	$891,917	$1,033,745	$1,059,300	$3,170	$1,199	$918	1.41%		0.47%		0.34%
Deposit insurance and FDIC assessment	-	-	-	199	270	375
Total deposits	891,917	1,033,745	1,059,300	3,369	1,469	1,293	1.50%		0.57%		0.49%
Securities loaned and sold under repurchase agreements(6)	199,500	224,775	216,556	1,630	453	292	3.24%		0.81%		0.54%
Trading account liabilities(7)	86,450	92,864	88,597	345	144	123	1.58%		0.62%		0.55%
Short-term borrowings	92,755	119,078	95,471	609	140	88	2.60%		0.47%		0.37%
Long-term debt(9)	197,641	221,524	226,233	1,583	1,303	1,025	3.18%		2.37%		1.80%
Total average interest-bearing liabilities	$1,468,263	$1,691,986	$1,686,157	$7,536	$3,509	$2,821	2.04%		0.83%		0.67%

Total average interest-bearing liabilities (Excluding deposit insurance and FDIC assessment)	$1,468,263	$1,691,986	$1,686,157	$7,337	$3,239	$2,446	1.98%		0.77%		0.58%

Net interest revenue as a % of average interest-earning assets (NIM)				$11,688	$11,123	$10,552	2.56%		2.17%		2.03%

NIR as a % of average interest-earning assets (NIM) (excluding deposit insurance and FDIC assessment)				$11,887	$11,393	$10,927	2.60%		2.22%		2.10%

3Q20 increase (decrease) from:							(53)	bps	(14)	bps

3Q20 increase (decrease) (excluding deposit insurance and FDIC assessment) from:							(50)	bps	(12)	bps

(1)	Interest revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $47 million for 3Q19, $43 million for 2Q20 and $59 million for 3Q20.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	Third quarter of 2020 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19
Global Consumer Banking
North America	$155.8	$160.5	$166.4	$180.5	$186.0	3%	19%
Latin America	21.8	23.8	19.8	21.5	22.2	3%	2%
Asia (1)	102.3	106.7	107.8	112.5	117.4	4%	15%
Total	279.9	291.0	294.0	314.5	325.6	4%	16%

ICG
North America	393.2	374.2	444.6	472.2	475.7	1%	21%
EMEA	194.7	189.9	210.0	211.6	218.3	3%	12%
Latin America	34.3	36.2	36.1	39.7	43.3	9%	26%
Asia	172.7	167.4	187.6	184.9	187.5	1%	9%
Total	794.9	767.7	878.3	908.4	924.8	2%	16%

Corporate/Other	13.0	11.9	12.6	10.8	12.2	13%	(6%)

Total deposits - EOP	$1,087.8	$1,070.6	$1,184.9	$1,233.7	$1,262.6	2%	16%

Total deposits - average	$1,066.3	$1,089.5	$1,114.5	$1,233.9	$1,267.8	3%	19%

Foreign currency (FX) translation impact
Total EOP deposits - as reported	$1,087.8	$1,070.6	$1,184.9	$1,233.7	$1,262.6	2%	16%
Impact of FX translation (2)	2.6	(7.9)	16.6	9.0	-
Total EOP deposits - Ex-FX (2)	$1,090.4	$1,062.7	$1,201.5	$1,242.7	$1,262.6	2%	16%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the third quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

EOP LOANS

(In billions of dollars)

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19
Global Consumer Banking

North America
Credit cards	$141.5	$149.2	$137.3	$128.0	$125.5	(2%)	(11%)
Retail banking	49.1	50.3	50.8	53.1	53.1	-	8%
Total	190.6	199.5	188.1	181.1	$178.6	(1%)	(6%)

Latin America
Credit cards	5.5	6.0	4.5	4.2	$4.3	2%	(22%)
Retail banking	11.2	11.7	9.2	9.0	9.2	2%	(18%)
Total	16.7	17.7	13.7	13.2	$13.5	2%	(19%)

Asia(1)
Credit cards	18.8	19.9	17.3	16.8	$16.8	-	(11%)
Retail banking	60.3	62.8	60.2	61.5	63.5	3%	5%
Total	79.1	82.7	77.5	78.3	$80.3	3%	2%

Total GCB consumer loans
Credit cards	165.8	175.1	159.1	149.0	$146.6	(2%)	(12%)
Retail banking	120.6	124.8	120.2	123.6	125.8	2%	4%
Total GCB	286.4	299.9	279.3	272.6	$272.4	-	(5%)
Total Corporate/Other - consumer	11.0	9.6	9.1	8.5	$7.6	(11%)	(31%)
Total consumer loans	$297.4	$309.5	$288.4	$281.1	$280.0	-	(6%)

Corporate loans - by region
North America	$190.9	$190.9	$223.5	$202.8	$195.0	(4%)	2%
EMEA	91.9	87.4	93.8	88.1	86.4	(2%)	(6%)
Latin America	38.1	39.1	41.3	42.1	36.6	(13%)	(4%)
Asia	73.4	72.5	74.0	71.2	68.9	(3%)	(6%)
Total corporate loans	394.3	389.9	432.6	$404.2	$386.9	(4%)	(2%)

Corporate loans - by product
Corporate lending	156.9	152.6	192.2	170.3	$150.9	(11%)	(4%)
Private bank	105.3	109.0	112.0	108.3	111.5	3%	6%
Treasury and trade solutions	76.7	74.7	75.5	71.8	68.2	(5%)	(11%)
Markets and securities services	55.4	53.6	52.9	53.8	56.3	5%	2%
Total corporate loans	394.3	389.9	432.6	404.2	$386.9	(4%)	(2%)

Total loans	$691.7	$699.5	$721.0	$685.3	$666.9	(3%)	(4%)

Foreign currency (FX) translation impact
Total EOP loans - as reported	$691.7	$699.5	$721.0	$685.3	$666.9	(3%)	(4%)
Impact of FX translation (2)	1.0	(6.0)	9.9	5.0	-
Total EOP loans - Ex-FX (2)	$692.7	$693.5	$730.9	$690.3	$666.9	(3%)	(4%)

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the third quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

CONSUMER LOANS 90+ DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions)

	Loans 90+ Days Past Due(1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2019	2019	2020	2020	2020	2020
Global Consumer Banking(2)
Total	$2,470	$2,737	$2,603	$2,466	$1,976	$272.4
Ratio	0.86%	0.91%	0.93%	0.91%	0.73%

Retail banking(2)
Total	$392	$438	$429	$497	$497	$125.8
Ratio	0.33%	0.35%	0.36%	0.40%	0.40%
North America(2)	$125	$146	$161	$182	$211	$53.1
Ratio	0.26%	0.29%	0.32%	0.35%	0.40%
Latin America	$97	$106	$90	$121	$105	$9.2
Ratio	0.87%	0.91%	0.98%	1.34%	1.14%
Asia(3)	$170	$186	$178	$194	$181	$63.5
Ratio	0.28%	0.30%	0.30%	0.32%	0.29%

Cards
Total	$2,078	$2,299	$2,174	$1,969	$1,479	$146.6
Ratio	1.25%	1.31%	1.37%	1.32%	1.01%
North America - Citi-branded (3)	$807	$915	$891	$784	$574	$81.1
Ratio	0.88%	0.95%	1.01%	0.95%	0.71%
North America - retail services(3)	$923	$1,012	$958	$811	$557	$44.4
Ratio	1.85%	1.91%	1.96%	1.79%	1.25%
Latin America(3)	$152	$165	$121	$160	$106	$4.3
Ratio	2.76%	2.75%	2.69%	3.81%	2.47%
Asia(4)	$196	$207	$204	$214	$242	$16.8
Ratio	1.04%	1.04%	1.18%	1.27%	1.44%

Corporate/Other - consumer(2)	$293	$278	$281	$295	$278	$7.6
Ratio	2.82%	3.02%	3.23%	3.60%	3.86%

Total Citigroup(2)	$2,763	$3,015	$2,884	$2,761	$2,254	$280.0
Ratio	0.93%	0.98%	1.00%	0.99%	0.81%

(1)	The ratio of 90+ days past due is calculated based on end-of-period loans, net of unearned income.
(2)	The 90+ days past due and related ratios for North America retail banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.
(3)	The decrease in loans 90+ days past due in North America and Latin America cards as of September 30, 2020, includes the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.
(4)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

CONSUMER LOANS 30-89 DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions)

	Loans 30-89 Days Past Due(1)					EOP Loans
	3Q	4Q	1Q	2Q	3Q	3Q
	2019	2019	2020	2020	2020	2020

Global Consumer Banking(2)
Total	$2,956	$3,001	$2,870	$2,503	$2,398	$272.4
Ratio	1.03%	1.00%	1.03%	0.92%	0.88%

Retail banking(2)
Total	$803	$816	$794	$918	$786	$125.8
Ratio	0.67%	0.66%	0.66%	0.75%	0.63%
North America(2)	$313	$334	$298	$440	$378	$53.1
Ratio	0.65%	0.67%	0.59%	0.84%	0.72%
Latin America	$191	$180	$140	$151	$136	$9.2
Ratio	1.71%	1.54%	1.52%	1.68%	1.48%
Asia (3)	$299	$302	$356	$327	$272	$63.5
Ratio	0.50%	0.48%	0.59%	0.53%	0.43%

Cards
Total(3)	$2,153	$2,185	$2,076	$1,585	$1,612	$146.6
Ratio	1.30%	1.25%	1.30%	1.06%	1.10%
North America - Citi- branded(3)	$800	$814	$770	$594	$624	$81.1
Ratio	0.87%	0.85%	0.87%	0.72%	0.77%
North America - retail services(3)	$943	$945	$903	$611	$610	$44.4
Ratio	1.89%	1.79%	1.85%	1.35%	1.37%
Latin America(3)	$161	$159	$132	$111	$89	$4.3
Ratio	2.93%	2.65%	2.93%	2.64%	2.07%
Asia (4)	$249	$267	$271	$269	$289	$16.8
Ratio	1.32%	1.34%	1.57%	1.60%	1.72%

Corporate/Other - consumer(2)	$288	$295	$252	$261	$198	$7.6
Ratio	2.77%	3.21%	2.90%	3.18%	2.75%

Total Citigroup(2)	$3,244	$3,296	$3,122	$2,764	$2,596	$280.0
Ratio	1.10%	1.07%	1.09%	0.99%	0.93%

(1)	The ratio of 30-89 days past due is calculated based on end-of-period loans, net of unearned income.
(2)	The 30-89 days past due and related ratios for North America retail banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.
(3)	The decrease in loans 30-89 days past due in North America and Latin America cards beginning at June 30, 2020, includes the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.
(4)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS Page 1

(In millions of dollars)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period(1)	$12,466	$12,530	$12,783	$20,841	$26,420			$12,315	$12,783
Adjustment to opening balance for CECL adoption(1)	-	-	4,201	-	-	-	-	-	4,201	NM
Adjusted ACLL at beginning of period	12,466	12,530	16,984	20,841	26,420	27%	NM	12,315	16,984	38%

Gross credit (losses) on loans	(2,281)	(2,361)	(2,479)	(2,528)	(2,367)	6%	(4%)	(6,980)	(7,374)	(6%)
Gross recoveries on loans	368	417	371	322	448	39%	22%	1,156	1,141	(1%)
Net credit (losses) / recoveries on loans (NCLs)	(1,913)	(1,944)	(2,108)	(2,206)	(1,919)	(13%)	-	(5,824)	(6,233)	7%
NCLs	1,913	1,944	2,108	2,206	1,919	(13%)	-	5,824	6,233	7%
Net reserve builds / (releases) for loans(2)(3)	132	112	4,112	4,856	42	(99)%	(68%)	252	9,010	NM
Net specific reserve builds / (releases) for loans	17	67	224	634	(152)	NM	NM	19	706	NM
Provision for credit losses on loans (PCLL)	2,062	2,123	6,444	7,696	1,809	(76%)	(12%)	6,095	15,949	NM
Other, net(4)(5)(6)(7)(8)(9)	(85)	74	(479)	89	116	30%	NM	(56)	(274)
ACLL at end of period(1) (a)	$12,530	$12,783	$20,841	$26,420	$26,426			$12,530	$26,426

Allowance for credit losses on unfunded lending commitments (ACLUC)(10)(11) (a)	$1,385	$1,456	$1,813	$1,859	$2,299			$1,385	$2,299

Provision (release) for credit losses on unfunded lending commitments	$9	$74	$557	$113	$424			$18	$1,094

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$13,915	$14,239	$22,654	$28,279	$28,725			$13,915	$28,725

Total ACLL as a percentage of total loans(12)	1.82%	1.84%	2.91%	3.89%	4.00%

Consumer
ACLL at beginning of period(1)	$9,679	$9,727	$9,897	$17,390	$19,596			$9,504	$9,897
Adjustment to opening balance for CECL adoption(1)	-	-	4,922	-	-	-	-	-	(4,922)	NM
Adjusted ACLL at beginning of period	9,679	9,727	14,819	17,390	19,596	13%	NM	9,504	14,819	56%

NCLs	(1,803)	(1,830)	(1,981)	(1,882)	(1,594)	(15%)	(12%)	(5,546)	(5,457)	(2%)
NCLs	1,803	1,830	1,981	1,882	1,594	(15%)	(12%)	5,546	5,457	(2%)
Net reserve builds / (releases) for loans(2)(3)	95	107	2,844	1,973	(225)	NM	NM	161	4,592	NM
Net specific reserve builds / (releases) for loans	18	11	176	148	9	(94%)	(50%)	96	333	NM
Provision for credit losses on loans (PCLL)	1,916	1,948	5,001	4,003	1,378	(66%)	(28%)	5,803	10,382	79%
Other, net(4)(5)(6)(7)(8)(9)	(65)	52	(449)	85	108	27%	NM	(34)	(256)	NM
ACLL at end of period(1) (b)	$9,727	$9,897	$17,390	$19,596	$19,488			$9,727	$19,488

Consumer ACLUC(10) (b)	$2	$4	$-	$-	$-			$2	$-

Provision (release) for credit losses on unfunded lending commitments	$2	$2	$(1)	$-	$5			$(1)	$4

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$9,729	$9,901	$17,390	$19,596	$19,488			$9,729	$19,488

Consumer ACLL as a percentage of total consumer loans	3.27%	3.20%	6.03%	6.97%	6.96%

Corporate
ACLL at beginning of period(1)	$2,787	$2,803	$2,886	$3,451	$6,824			$2,811	$2,886
Adjustment to opening balance for CECL adoption(1)	-	-	(721)	-	-	-	-	-	(4,922)	NM
Adjusted ACLL at beginning of period	2,787	2,803	2,165	3,451	6,824	98%	NM	2,811	2,165	(23%)

NCLs	(110)	(114)	(127)	(324)	(325)	-	NM	(278)	(776)	NM
NCLs	110	114	127	324	325	-	NM	278	776	NM
Net reserve builds / (releases) for loans	37	5	1,268	2,883	267	(91%)	NM	91	4,418	NM
Net specific reserve builds / (releases) for loans	(1)	56	48	486	(161)	NM	NM	(77)	373	NM
Provision for credit losses on loans (PCLL)	146	175	1,443	3,693	431	(88%)	NM	292	5,567	NM
Other, net(3)	(20)	22	(30)	4	8			(22)	(18)
ACLL at end of period(1) (c)	$2,803	$2,886	$3,451	$6,824	$6,938			$2,803	$6,938

Corporate ACLUC(10)(11) (c)	$1,383	$1,452	$1,813	$1,859	$2,299			$1,383	$2,299

Provision (release) for credit losses on unfunded lending commitments	$7	$72	$558	$113	$419			$19	$1,090

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$4,186	$4,338	$5,264	$8,683	$9,237			$4,186	$9,237

Corporate ACLL as a percentage of total corporate loans(12)	0.72%	0.75%	0.81%	1.71%	1.82%

Footnotes to this table are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 23):

(1)	On January 1, 2020, Citi adopted Accounting Standards Update (ASU) No. 2016-13, Financial Instruments – Credit Losses (CECL) (Topic 326). The ASU introduces a new credit loss methodology requiring earlier recognition of credit losses while also providing additional transparency about credit risk. On January 1, 2020, Citi recorded a $4.1 billion, or an approximate 29%, pretax increase in the Allowance for credit losses, along with a $3.1 billion after-tax decrease in Retained earnings and a deferred tax asset increase of $1.0 billion. This transition impact reflects (i) a $4.9 billion build to the Allowance for credit losses for Citi’s consumer exposures, primarily driven by the impact on credit card receivables of longer estimated tenors under the CECL lifetime expected credit loss methodology compared to shorter estimated tenors under the probable loss methodology under prior U.S. GAAP, net of recoveries; and (ii) a release of $0.8 billion of reserves related to Citi’s corporate net loan loss exposures, largely due to more precise contractual maturities that result in shorter remaining tenors, incorporation of recoveries and use of more specific historical loss data based on an increase in portfolio segmentation across industries and geographies.

Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb losses in the portfolios. The balances on page 23 do not include approximately $0.2 billion of allowance for HTM debt securities and other assets at September 30, 2020.

(2)	During 2Q20, Citi updated its ACLL estimate of lifetime credit losses resulting from a change in accounting for variable post-charge-off third-party agency collection costs in its U.S. consumer businesses. These costs were previously recorded as a reduction in credit recoveries and thus impacted estimated lifetime credit losses. After June 30, 2020, these costs will be recorded as operating expenses for future periods as they are incurred.The impact of this accounting change resulted in an approximate $426 million reduction in Citi's estimated ACLL at June 30, 2020.
(3)	During 3Q20, Citi updated its ACLL estimate of lifetime credit losses resulting from a change in accounting for variable post-charge-off third-party agency collection costs in its international consumer businesses. These costs were previously recorded as a reduction in credit recoveries and thus impacted estimated lifetime credit losses. After September 30, 2020, these costs will be recorded as operating expenses for future periods as they are incurred.The impact of this accounting change resulted in an approximate $122 million reduction in Citi's estimated ACLL at September 30, 2020.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(5)	3Q19 consumer includes a decrease of approximately $65 million related to FX translation. The corporate allowance is predominantly sourced in U.S. dollars.

(6)	4Q19 consumer includes a reduction of approximately $33 million related to the sale or transfers to HFS of various loan portfolios. In addition, the fourth quarter includes an increase of approximately $86 million related to FX translation. The corporate allowance is predominantly sourced in U.S. dollars.

(7)	1Q20 consumer includes a decrease of approximately $456 million related to FX translation. The corporate allowance is predominantly sourced in U.S. dollars.

(8)	2Q20 consumer includes an increase of approximately $86 million related to FX translation. The corporate allowance is predominantly sourced in U.S. dollars.

(9)	3Q20 consumer includes an increase of approximately $108 million related to FX translation. The corporate allowance is predominantly sourced in U.S. dollars.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)	The June 30, 2020 corporate ACLUC includes a non-provision transfer of $68 million, representing reserves on performance guarantees as of March 31, 2020. The reserves on these contracts have been reclassified out of the allowance for credit losses on unfunded lending commitments and into other liabilities as of June 30, 2020.
(12)	September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 exclude $3.8 billion, $4.1 billion, $4.0 billion,$5.8 billion and $5.5 billion, respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMPONENTS OF PROVISION FOR CREDIT LOSSES ON LOANS

(In millions of dollars)

						3Q20 Increase/		Nine	Nine	YTD 2020 vs.
	3Q	4Q	1Q	2Q	3Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2020	2020	2020	2Q20	3Q19	2019	2020	(Decrease)

Global Consumer Banking
Net credit losses	$1,802	$1,842	$1,983	$1,887	$1,598	(15%)	(11%)	$5,540	$5,468	(1%)
Credit reserve build / (release)	129	120	2,829	1,960	(88)	NM	NM	319	4,701	NM
North America
Net credit losses	1,350	1,408	1,526	1,484	1,182	(20%)	(12%)	4,175	4,192	-
Credit reserve build / (release)	161	109	2,362	1,499	(13)	(101%)	NM	360	3,848	NM
Retail Banking
Net credit losses	40	42	37	33	31	(6%)	(23%)	119	101	(15%)
Credit reserve build / (release)	(1)	(2)	178	179	(17)	NM	NM	(8)	340	NM
Citi-Branded Cards
Net credit losses	712	723	795	795	647	(19%)	(9%)	2,141	2,237	4%
Credit reserve build / (release)	141	115	1,294	1,128	46	(96%)	(67%)	281	2,468	NM
Citi Retail Services
Net credit losses	598	643	694	656	504	(23%)	(16%)	1,915	1,854	(3%)
Credit reserve build / (release)	21	(4)	890	192	(42)	NM	NM	87	1,040	NM
Latin America
Net credit losses	275	259	277	209	228	9%	(17%)	850	714	(16%)
Credit reserve build / (release)	(34)	(5)	265	202	(116)	NM	NM	(33)	351	NM
Retail Banking
Net credit losses	119	116	130	94	90	(4%)	(24%)	378	314	(17%)
Credit reserve build / (release)	(28)	(22)	122	130	(63)	NM	NM	(41)	189	NM
Citi-Branded Cards
Net credit losses	156	143	147	115	138	20%	(12%)	472	400	(15%)
Credit reserve build / (release)	(6)	17	143	72	(53)	NM	NM	8	162	NM
Asia (1)
Net credit losses	177	175	180	194	188	(3%)	6%	515	562	9%
Credit reserve build / (release)	2	16	202	259	41	(84%)	NM	(8)	502	NM
Retail Banking
Net credit losses	66	69	68	77	69	(10%)	5%	186	214	15%
Credit reserve build / (release)	5	7	107	79	13	(84%)	NM	12	199	NM
Citi-Branded Cards
Net credit losses	111	106	112	117	119	2%	7%	329	348	6%
Credit reserve build / (release)	(3)	9	95	180	28	(84%)	NM	(20)	303	NM

Institutional Clients Group
Net credit losses	110	115	127	324	326	1%	NM	279	777	NM
Credit reserve build / (release)	36	57	1,316	3,370	106	(97%)	NM	14	4,792	NM

Corporate / Other
Net credit losses	1	(13)	(2)	(5)	(5)	-	NM	5	(12)	NM
Credit reserve build / (release)	(16)	2	191	160	(128)	NM	NM	(62)	223	NM

Total provision for credit losses on loans	$2,062	$2,123	$6,444	$7,696	$1,809	(76%)	(12%)	$6,095	$15,949	NM

(1)	Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						3Q20 Increase/
	3Q	4Q	1Q	2Q	3Q	(Decrease) from
	2019	2019	2020	2020	2020	2Q20	3Q19
Non-accrual loans (1)
Corporate non-accrual loans by region
North America	$1,056	$1,214	$1,138	$2,466	$2,018	(18%)	91%
EMEA	307	430	720	812	720	(11%)	NM
Latin America	399	473	447	585	609	4%	53%
Asia	84	71	179	153	237	55%	NM
Total	$1,846	$2,188	$2,484	$4,016	$3,584	(11%)	94%

Consumer non-accrual loans by region (2)
North America	$1,013	$905	$926	$928	$934	1%	(8%)
Latin America	595	632	489	608	493	(19%)	(17%)
Asia (3)	258	279	284	293	263	(10%)	2%
Total	$1,866	$1,816	$1,699	$1,829	$1,690	(8%)	(9%)

Other real estate owned (OREO) (4)
Institutional Clients Group	$20	$18	$19	$17	$13	(24%)	(35%)
Global Consumer Banking	10	6	4	4	11	NM	10%
Corporate/Other	42	37	27	23	18	(22%)	(57%)
Total	$72	$61	$50	$44	$42	(5%)	(42%)

OREO by region
North America	$51	$39	$35	$32	$22	(31%)	(57%)
EMEA	1	1	1	-	-	-	(100%)
Latin America	14	14	6	6	8	33%	(43%)
Asia	6	7	8	6	12	100%	100%
Total	$72	$61	$50	$44	$42	(5%)	(42%)

Non-accrual assets (NAA) (5)
Corporate non-accrual loans	$1,846	$2,188	$2,484	$4,016	$3,584	(11%)	94%
Consumer non-accrual loans	1,866	1,816	1,699	1,829	1,690	(8%)	(9%)
Non-accrual loans (NAL)	3,712	4,004	4,183	5,845	5,274	(10%)	42%
OREO	72	61	50	44	42	(5%)	(42%)
Non-Accrual Assets (NAA)	$3,784	$4,065	$4,233	$5,889	$5,316	(10%)	40%

NAL as a percentage of total loans	0.54%	0.57%	0.58%	0.85%	0.79%
NAA as a percentage of total assets	0.19%	0.21%	0.19%	0.26%	0.24%

Allowance for loan losses as a percentage of NAL	338%	319%	498%	452%	501%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.
(2)	For 4Q19 and prior, excludes Statement of Position (SOP) 03-3 purchased distressed loans. Beginning in 1Q20, non-accrual loans include purchased credit default loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM   Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	September 30,	December 31,	March 31,	June 30,	September 30,
Common Equity Tier 1 Capital Ratio and Components (1)	2019	2019	2020	2020	2020(2)
Citigroup common stockholders' equity (3)	$177,052	$175,414	$174,502	$173,793	$176,047
Add: qualifying noncontrolling interests	145	154	138	145	141
Regulatory capital adjustments and deductions:
Add:
CECL transition and 25% provision deferral (4)	-	-	4,300	5,606	5,710
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax (5)	328	123	2,020	2,094	1,859
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax (6)	181	(679)	2,838	393	29
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,498	21,066	20,123	20,275	20,522
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,132	4,087	3,953	3,866	4,248
Defined benefit pension plan net assets	990	803	1,052	960	949
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	11,487	12,370	12,259	12,313	12,057
Common Equity Tier 1 Capital (CET1)	$138,581	$137,798	$136,695	$139,643	$142,234
Risk-Weighted Assets (RWA)(4)(9)	$1,197,050	$1,166,523	$1,224,136	$1,205,123	$1,210,439
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.58%	11.81%	11.17%	11.59%	11.8%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$138,581	$137,798	$136,695	$139,643	$142,234
Additional Tier 1 Capital (AT1)(8)	19,452	18,007	17,609	17,988	18,155
Total Tier 1 Capital (T1C) (CET1 + AT1)	$158,033	$155,805	$154,304	$157,631	$160,389
Total Leverage Exposure (TLE)(4)(10)	$2,520,352	$2,507,891	$2,585,730	$2,367,578	$2,356,351
Supplementary Leverage ratio (T1C/TLE)	6.27%	6.21%	5.97%	6.66%	6.8%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common stockholders' equity	$176,893	$175,262	$174,351	$173,642	$175,896
Less:
Goodwill	21,822	22,126	21,264	21,399	21,624
Intangible assets (other than MSRs)	4,372	4,327	4,193	4,106	4,470
Tangible common equity (TCE)	$150,699	$148,809	$148,894	$148,137	$149,802
Common shares outstanding (CSO)	2,183.2	2,114.1	2,081.8	2,081.9	2,082.0
Book value per share (common equity/CSO)	$81.02	$82.90	$83.75	$83.41	$84.48
Tangible book value per share (TCE/CSO)	$69.03	$70.39	$71.52	$71.15	$71.95

(1)	See footnote 2 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	See footnote 4 on page 21.
(5)	Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.
(6)	The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with U.S. Basel III rules.
(7)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(8)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(9)	RWA excludes assets acquired pursuant to a non-recourse loan provided under the Money Market Mutual Fund Liquidity Facility. In addition, loans originated under the Paycheck Protection Program receive a 0% risk weight.
(10)	Commencing with the second quarter of 2020, Citigroup's TLE reflects the benefit of the temporary exclusion of U.S. Treasuries and deposits at Federal Reserve banks under the FRB interim final rule. In addition, TLE excludes assets acquired pursuant to a non-recourse loan provided under the Money Market Mutual Fund Liquidity Facility, as well as exposures pledged as collateral pursuant to a non-recourse loan that is provided as part of the Paycheck Protection Program Lending Facility.

Reclassified to conform to the current period's presentation.